Exhibit 99.1

As previously announced, TDS and its subsidiaries will hold a joint teleconference July 21, 2004 at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section in www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Ruth E. Venning, Director, Corporate Relations
(312) 592-5327 ruth.venning@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS STRONG SECOND QUARTER RESULTS

CHICAGO — July 21, 2004 – Telephone and Data Systems, Inc. [AMEX:TDS] reported operating revenues of $934.6 million for the second quarter of 2004, up 9 percent from $857.4 million in the comparable period a year ago, as restated. Operating income was $110.5 million in the second quarter compared to $42.5 million in the second quarter of 2003, as restated. Net income available to common and diluted earnings per share for the quarter were $41.3 million and $0.72 respectively, compared to net loss available to common and diluted loss per share of $5.3 million and $0.09 respectively, in the second quarter of 2003, as restated. In the second quarter of 2003, TDS recorded a non-cash impairment charge to licenses of $49.6 million ($24.7 million net of income taxes of $19.6 million and minority interest of $5.3 million), as restated, and a pre-tax loss of $3.5 million ($1.8 million net of income taxes of $1.3 million and minority interest of $.4 million), related to the difference between the fair value and book value of U.S. Cellular’s Florida and Georgia assets that were exchanged with AT&T Wireless in August of 2003.

President’s Comments
“We are very pleased that the positive momentum our business units exhibited in the first quarter of the year continued through the second quarter,” said LeRoy T. Carlson, Jr., president and chief executive officer. “U.S. Cellular aggressively grew its customer base, recording 137,000 net customer additions during the quarter. At the same time, the company grew average retail service revenue per customer unit 5 percent and maintained a very low postpay churn rate of 1.5 percent.

“TDS Telecom, our wireline operation, accounted for 24 percent of TDS’s total revenues for the quarter and delivered solid operating results. Revenue grew more than 5 percent year over year, while operating income grew 14 percent. Equivalent access lines increased by 78,800 from the second quarter a year ago, or 8 percent. We were also pleased to see growth in the number of long-distance customers, as well as in the number of customers purchasing high-speed DSL services. DSL customers grew 86 percent over the same period last year, an impressive result.

“The employees and associates throughout the TDS family of companies have worked very hard to deliver service and product offerings our customers want and value. Their efforts drove our strong revenue growth and improved profitability. I am confident that everyone at TDS will build on these results, delivering the outstanding customer service for which TDS is known and that drives excellent performance.”

Other Matters
During the second quarter, TDS repurchased 174,500 shares of stock at an average price of $69.00 for $12 million.

Financing Matters
During the quarter, U.S. Cellular sold $330 million of 7.5 percent Senior Notes due 2034 and $100 million of 6.7 percent of Senior Notes due 2033. The company will use the net proceeds to redeem all of its 6 percent Liquid Yield Option Notes due 2015 and all of its 7.25 percent notes due 2007 during the third quarter.

As previously announced, TDS and its subsidiaries will hold a joint teleconference July 21, 2004, at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section of www.teldta.com or connect by telephone at 888/245-6674 with a pass code of 8675915. The conference call will be archived on the conference call section of our web site at www.teldta.com. Prior to the commencement of the call, certain financial and statistical information discussed during the conference call comments will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

TDS, a FORTUNE 500 company, is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless and local telephone service. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. As of June 30, 2004, the company employed 11,000 people and served 5.8 million customers/units in 36 states.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of USM to start up the operations of the licensed areas involved in the AT&T Wireless transaction completed in August 2003; the ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA; changes in the overall economy; changes in competition in the markets in which TDS and U.S. Cellular operate; advances in telecommunications technology; the impact of local number portability; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; changes in the capital markets that could adversely impact the availability, cost and terms of financing; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses

; changes in customer growth rates, average service revenue per unit, churn rates, roaming rates and the mix of products and services offered in TDS and U.S. Cellular markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by TDS with the Securities and Exchange Commission.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS: http://www.teldta.com	TDS Telecom: http://www.tdstelecom.com
USM: http://www.uscellular.com	TDS Metrocom http://www.tdsmetro.com

3

TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
U.S. Cellular:
Consolidated Markets:
Total population (000s) (1)	45,581	45,581	46,267	45,817	41,288
Customer units	4,684,000	4,547,000	4,409,000	4,268,000	4,343,000
Gross customer unit activations	365,000	397,000	368,000	294,000	319,000
Net customer unit activations	137,000	196,000	141,000	66,000	103,000
Market penetration (1)	10.28%	9.98%	9.53%	9.32%	10.52%
Cell sites in service	4,420	4,122	4,184	4,082	4,106
Average monthly revenue per unit (2)	$47.79	$46.16	$47.80	$49.05	$47.38
Retail service revenue per unit (2)	$41.58	$40.26	$40.64	$40.68	$39.69
Inbound roaming revenue per unit (2)	$3.21	$3.17	$3.90	$4.65	$4.41
Long-distance/other revenue per unit (2)	$3.00	$2.73	$3.26	$3.72	$3.28
Minutes of use (MOU) (3)	542	491	462	435	424
Postpay churn rate per month (4)	1.5%	1.3%	1.4%	1.6%	1.5%
Marketing cost per gross
customer unit addition (5)	$392	$371	$384	$405	$378
Construction Expenditures (000s)	$162,579	$100,535	$193,413	$135,111	$163,076

(1)	Market penetration is calculated using 2003 Claritas population estimates for 6/30/04 and 3/31/04 and 2002 Claritas estimates for 2003. "Total population" represents the total population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 6/30/04 and 3/31/04 total population counts include the population of the market added to consolidated operations as of 1/1/04, but exclude the population of the six markets sold to AT&T Wireless in February 2004. The 12/31/03 and 9/30/03 total population counts exclude the population of the 10 markets transferred to AT&T Wireless in August 2003 and include the population of markets acquired from AT&T Wireless in that transaction. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless are not included in the total population counts for any period.
(2)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:
Service Revenues per Financial Highlights	$662,658	$619,382	$620,639	$628,440	$610,109
Components:
Retail service revenue during quarter	$576,541	$540,228	$527,626	$521,247	$511,106
Inbound roaming revenue during quarter	$44,516	$42,499	$50,653	$59,638	$56,840
Long-distance/other revenue during quarter	$41,601	$36,655	$42,360	$47,555	$42,163

Divided by average customers during quarter (000s)	4,622	4,473	4,328	4,271	4,292
Divided by three months in each quarter	3	3	3	3	3

Retail service revenue per unit	$41.58	$40.26	$40.64	$40.68	$39.69
Inbound roaming revenue per unit	$3.21	$3.17	$3.90	$4.65	$4.41
Long-distance/other revenue per unit	$3.00	$2.73	$3.26	$3.72	$3.28

Average monthly revenue per unit	$47.79	$46.16	$47.80	$49.05	$47.38

(3)	Average monthly local minutes of use per customer (without roaming).
(4)	Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(5)	Due to changes in accounting for agent rebates and net customer retention expenses, for all periods shown this measurement is no longer calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular's web site, along with additional information related to U.S. Cellular's second quarter results, at www.uscellular.com.

4

TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
TDS Telecom
ILEC:
Access line equivalents (1)	725,600	722,400	722,200	721,600	718,800
Access lines	660,400	660,900	663,800	668,200	669,600
Internet service accounts	112,100	113,600	112,900	115,600	116,700
Digital Subscriber Lines (DSL) customers	31,500	27,300	23,600	19,300	16,200
Long Distance customers (3)	280,900	266,300	230,500	218,600	211,900
Caller I.D. penetration (2)	34.5%	33.8%	33.1%	32.4%	31.8%
Voicemail penetration (2)	13.5%	13.3%	13.3%	13.4%	13.3%
Construction Expenditures (000s)	$26,961	$17,616	$35,217	$32,007	$29,288
CLEC:
Access line equivalents (1)	395,600	378,800	364,800	346,500	323,600
Internet service accounts	20,300	21,600	22,200	23,600	23,900
Percent of access lines on-switch	85.7%	84.5%	83.5%	82.2%	80.7%
Digital Subscriber Lines (DSL) customers	25,000	22,700	20,100	17,600	14,100
Construction Expenditures (000s)	$8,596	$6,456	$10,086	$7,999	$5,504

(1)	Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.
(2)	Caller I.D. and Voicemail penetration is the total residential and business one-party customers purchasing the service divided by the total of these lines equipped for the service.
(3)	Beginning January 1, 2004, the long distance customers reflect those lines that have chosen TDS Telecom as their primary interexchange carrier. Prior to that, a count of customers was used.

5

TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Three Months Ended June 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
		2003
	2004	Restated	Amount	Percent

Operating Revenues
U.S. Cellular	$712,225	$645,937	$66,288	10.3%
TDS Telecom	222,363	211,477	10,886	5.1%

	934,588	857,414	77,174	9.0%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation, Amortization and Accretion	524,688	484,707	39,981	8.2%
Depreciation, Amortization and Accretion	122,249	104,694	17,555	16.8%
Loss on Impairment of Intangible Assets	—	49,595	(49,595)	N/M
Loss (Adjustment) on Assets Held for Sale	(582)	3,500	(4,082)	N/M

	646,355	642,496	3,859	0.6%

TDS Telecom
Expenses excluding Depreciation and Amortization	135,600	132,183	3,417	2.6%
Depreciation and Amortization	42,162	40,208	1,954	4.9%

	177,762	172,391	5,371	3.1%

Total Operating Expenses	824,117	814,887	9,230	1.1%

Operating Income
U.S. Cellular	65,870	3,441	62,429	N/M
TDS Telecom	44,601	39,086	5,515	14.1%

	110,471	42,527	67,944	N/M

Other Income (Expense)
Interest and Dividend Income	5,246	6,069	(823)	(13.6%	)
Investment Income	18,532	13,517	5,015	37.1%
(Loss) on Investments	(1,830)	(5,000)	3,170	(63.4%	)
Interest (Expense)	(48,422)	(43,996)	(4,426)	10.1%
Minority Interest in Income of Subsidiary Trust	—	(6,202)	6,202	N/M
Other Income (Expense), Net	(2,147)	(7,097)	4,950	(69.7%	)

	(28,621)	(42,709)	14,088	(33.0%	)

Income (Loss) Before Income Taxes	81,850	(182)	82,032	N/M
Income Tax Expense	31,277	4,033	27,244	N/M

Income (Loss) Before Minority Interest	50,573	(4,215)	54,788	N/M
Minority Share of (Income), net of tax	(9,179)	(940)	(8,239)	N/M

Net Income (Loss)	41,394	(5,155)	46,549	N/M
Preferred Dividend Requirement	(50)	(104)	54	N/M

Net Income (Loss) Available to Common	$41,344	$(5,259)	$46,603	N/M

Basic Average Common Shares Outstanding (000s)	57,270	57,474	(204)	(0.4%	)
Basic Earnings (Loss) Per Share	$0.72	$(0.09)	$0.81	N/M

Diluted Average Common Shares Outstanding (000s)	57,579	57,474	105	0.2%
Diluted Earnings (Loss) Per Share	$0.72	$(0.09)	$0.81	N/M

N/M - Percentage change not meaningful

6

TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Six Months Ended June 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
		2003
	2004	Restated	Amount	Percent

Operating Revenues
U.S. Cellular	$1,369,875	$1,249,711	$120,164	9.6%
TDS Telecom	435,225	422,981	12,244	2.9%

	1,805,100	1,672,692	132,408	7.9%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation, Amortization and Accretion	1,040,305	961,667	78,638	8.2%
Depreciation, Amortization and Accretion	236,143	214,271	21,872	10.2%
Loss on Impairment of Intangible Assets	—	49,595	(49,595)	N/M
Loss (Adjustment) on Assets Held for Sale	(725)	25,061	(25,786)	N/M

	1,275,723	1,250,594	25,129	2.0%

TDS Telecom
Expenses excluding Depreciation and Amortization	262,019	261,982	37	0.0%
Depreciation and Amortization	83,720	81,858	1,862	2.3%

	345,739	343,840	1,899	0.6%

Total Operating Expenses	1,621,462	1,594,434	27,028	1.7%

Operating Income
U.S. Cellular	94,152	(883)	95,035	N/M
TDS Telecom	89,486	79,141	10,345	13.1%

	183,638	78,258	105,380	N/M

Other Income (Expense)
Interest and Dividend Income	8,142	10,397	(2,255)	(21.7%	)
Investment Income	33,162	26,267	6,895	26.2%
(Loss) on Investments	(1,830)	(8,500)	6,670	N/M
Interest (Expense)	(95,243)	(87,353)	(7,890)	(9.0%	)
Minority Interest in Income of Subsidiary Trust	—	(12,405)	12,405	N/M
Other Income (Expense), Net	(2,674)	(5,938)	3,264	55.0%

	(58,443)	(77,532)	19,089	24.6%

Income Before Income Taxes	125,195	726	124,469	N/M
Income Tax Expense	51,382	8,618	42,764	N/M

Income (Loss) Before Minority Interest	73,813	(7,892)	81,705	N/M
Minority Share of (Income), net of tax	(12,687)	(1,308)	(11,379)	N/M

Income (Loss) Before Cumulative Effect of Accounting Change	61,126	(9,200)	70,326	N/M
Cumulative Effect of Accounting Change	—	(11,789)	11,789	N/M

Net Income (Loss)	61,126	(20,989)	82,115	N/M
Preferred Dividend Requirement	(101)	(209)	108	N/M

Net Income (Loss) Available to Common	$61,025	$(21,198)	$82,223	N/M

Basic Average Common Shares Outstanding (000s)	57,219	58,034	(815)	(1.4%	)
Basic Earnings (Loss) Per Share
Income (Loss) Before Cumulative Effect of Accounting Change	$1.07	$(0.17)	$1.24	N/M
Cumulative Effect of Accounting Change	—	(0.20)	0.20	N/M

	$1.07	$(0.37)	$1.44	N/M

Diluted Average Common Shares Outstanding (000s)	57,471	58,034	(563)	(1.0%	)
Diluted Earnings (Loss) Per Share
Income (Loss) Before Cumulative Effect of Accounting Change	$1.06	$(0.17)	$1.23	N/M
Cumulative Effect of Accounting Change	—	(0.20)	0.20	N/M

	$1.06	$(0.37)	$1.43	N/M

N/M - Percentage change not meaningful 7

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS
	June 30, 2004	December 31, 2003

Current Assets
Cash and cash equivalents	$1,381,445	$937,651
Accounts receivable from customers and other	439,122	409,671
Materials and supplies, at average cost, and
other current assets	138,985	157,624

	1,959,552	1,504,946

Investments
Wireless license costs, net	1,192,772	1,189,326
Wireless license rights	42,037	42,037
Goodwill, net	890,936	887,937
Intangible Assets	30,600	24,448
Marketable equity securities	2,652,113	2,772,410
Investments in unconsolidated entities	234,167	214,885
Notes Receivable	5,275	6,476
Other investments	17,048	15,439

	5,064,948	5,152,958

Property, Plant and Equipment, net
U.S. Cellular	2,309,182	2,271,254
TDS Telecom	1,059,681	1,079,732

	3,368,863	3,350,986

Other Assets and Deferred Charges	94,256	83,925

Assets Held for Sale	—	100,523

	$10,487,619	$10,193,338

8a

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND STOCKHOLDERS' EQUITY

	June 30, 2004	December 31, 2003

Current Liabilities
Current portion of long-term debt	$436,091	$23,712
Accounts payable	266,908	361,010
Advance billings and customer deposits	118,160	108,372
Accrued interest	33,179	31,884
Accrued taxes	50,363	44,889
Accrued compensation	55,461	69,290
Other current liabilities	58,003	57,788

	1,018,165	696,945

Deferred Liabilities and Credits
Deferred taxes	1,329,399	1,285,024
Derivative Liability	587,574	712,252
Asset Retirement Obligation	128,815	124,501
Other	117,483	119,076

	2,163,271	2,240,853

Long-term Debt, excluding current portion
Prepaid Forward Contracts	1,681,111	1,672,762
Other Long-term Debt	2,000,757	1,994,913

	3,681,868	3,667,675

Minority Interest	490,797	502,702

Liabilities Related to Assets Held for Sale	—	2,427

Preferred Shares	3,864	3,864

Common Stockholders' Equity
Common Shares, $.01 par value	563	563
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,827,309	1,843,468
Treasury Shares	(472,158)	(493,714)
Accumulated other comprehensive income	300,080	296,820
Retained earnings	1,473,796	1,431,671

	3,129,654	3,078,872

	$10,487,619	$10,193,338

8b

BALANCE SHEET HIGHLIGHTS JUNE 30, 2004 (Unaudited, dollars in thousands)

	U.S. Cellular	TDS Telecom	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated

Cash and Cash Equivalents	$346,440	$360,451	$674,554	$—	$1,381,445
Affiliated Cash Investments	43	461,007	—	(461,050)	—
Notes Receivable--Affiliates	—	—	386,251	(386,251)	—

	$346,483	$821,458	$1,060,805	$(847,301)	$1,381,445

Cellular License, Goodwill and Intangibles, net	$1,698,663	$457,682	$—	$—	$2,156,345
Marketable Equity Securities	229,712	62,996	2,359,405	—	2,652,113
Investment in Unconsolidated Entities	189,463	19,955	34,099	(9,350)	234,167
Notes Receivable	5,275	—	—	—	5,275
Long-term Notes Receivable - Affiliates	—	—	400	(400)	—
Other Investments	—	15,048	2,000	—	17,048

	$2,123,113	$555,681	$2,395,904	$(9,750)	$5,064,948

Property, Plant and
Equipment, net	$2,309,182	$1,059,681	$—	$—	$3,368,863

Notes Payable: cash management	—	—	461,050	(461,050)	—
intercompany	—	386,251	—	(386,251)	—

	$—	$386,251	$461,050	$(847,301)	$—

Prepaid Forward Contracts	$159,856	$41,182	$1,480,073	$—	$1,681,111

Long-term Debt:
Current Portion	$415,391	$18,429	$2,271	$—	$436,091
Affiliated	—	400	—	(400)	—
Non-current Portion	1,000,703	236,098	763,956	—	2,000,757

Total	$1,416,094	$254,927	$766,227	$(400)	$2,436,848

Preferred Shares	$—	$—	$3,864	$—	$3,864

Construction Expenditures:
Quarter Ended 6/30/04	$162,579	$35,557	$1,353		$199,489
Six Months Ended 6/30/04	$263,114	$59,629	$2,372		$325,115

9

TDS Telecom Highlights Three Months Ended June 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2004	2003	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$51,219	$49,742	$1,477	3.0%
Network Access and Long-Distance	89,496	88,438	1,058	1.2%
Miscellaneous	22,802	21,625	1,177	5.4%

	163,517	159,805	3,712	2.3%

Operating Expenses
Network Operations	39,184	39,834	(650)	(1.6%	)
Customer Operations	22,774	23,588	(814)	(3.5%	)
Corporate Expenses	20,263	21,028	(765)	(3.6%	)
Depreciation and Amortization	32,425	32,121	304	0.9%

	114,646	116,571	(1,925)	(1.7%	)

Operating Income	$48,871	$43,234	$5,637	13.0%

Competitive Local Exchange Carrier Operations
Revenues (1)	$59,781	$52,479	$7,302	13.9%

Expenses excluding Depreciation and Amortization	54,314	48,540	5,774	11.9%
Depreciation and Amortization	9,737	8,087	1,650	20.4%

	64,051	56,627	7,424	13.1%

Operating (Loss)	$(4,270)	$(4,148)	$(122)	(2.9%	)

Intercompany Revenues	$(935)	$(807)	$(128)	N/M
Intercompany Expenses	(935)	(807)	(128)	N/M

	—	—	—	N/M

Total TDS Telecom Operating Income	$44,601	$39,086	$5,515	14.1%

N/M - Percentage change not meaningful.

(1)   In the second quarter of 2004, the methodologies for calculating certain unbilled revenue accruals were modified resulting in an increase in Competitive Local Exchange Carrier revenues of $2.5 million.

TDS Telecom Highlights Six Months Ended June 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2004	2003	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$101,646	$98,793	$2,853	2.9%
Network Access and Long-Distance	177,683	178,090	(407)	(0.2%	)
Miscellaneous	43,307	42,519	788	1.9%

	322,636	319,402	3,234	1.0%

Operating Expenses
Network Operations	73,701	77,979	(4,278)	(5.5%	)
Customer Operations	45,954	45,758	196	0.4%
Corporate Expenses	40,494	41,275	(781)	(1.9%	)
Depreciation and Amortization	64,972	65,740	(768)	(1.2%	)

	225,121	230,752	(5,631)	(2.4%	)

Operating Income	$97,515	$88,650	$8,865	10.0%

Competitive Local Exchange Carrier Operations
Revenues (1)	$114,517	$104,918	$9,599	9.1%

Expenses excluding Depreciation and Amortization	103,798	98,309	5,489	5.6%
Depreciation and Amortization	18,748	16,118	2,630	16.3%

	122,546	114,427	8,119	7.1%

Operating (Loss)	$(8,029)	$(9,509)	$1,480	15.6%

Intercompany Revenues	$(1,928)	$(1,339)	$(589)	N/M
Intercompany Expenses	(1,928)	(1,339)	(589)	N/M

	—	—	—	N/M

Total TDS Telecom Operating Income	$89,486	$79,141	$10,345	13.1%

N/M - Percentage change not meaningful.

(1)   In the second quarter of 2004, the methodologies for calculating certain unbilled revenue accruals were modified resulting in an increase in Competitive Local Exchange Carrier revenues of $2.5 million.